UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2013

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota (State or other jurisdiction of incorporation)	1-13471 (Commission File Number)	41-1656308 (IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota (Address of principal executive offices)	55445 (Zip Code)

Registrant’s telephone number, including area code  (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensatory Arrangements

2014 Executive Officer Incentive Bonus Plan

On December 31, 2013, the Compensation Committee of the Company’s Board of Directors approved the 2014 Executive Officer Incentive Bonus Plan (“Incentive Bonus Plan”). The employees currently eligible to participate in the Incentive Bonus Plan are Glen P. Dall, President and Chief Executive Officer, and John C. Gonsior, Vice President of Finance, Chief Financial Officer and Treasurer. The Incentive Bonus Plan also provides that, if approved by the Compensation Committee, other executives may participate at the same level as the Chief Financial Officer.

The Incentive Bonus Plan provides that Mr. Dall and Mr. Gonsior may earn annual bonuses of 24%-100% and 15%-60%, respectively, of their annual base salary in effect on December 31, 2014, if certain minimum total revenue and corporate operating income levels and individual performance goals are achieved in fiscal year 2014. Mr. Dall’s current annual base salary is $300,000, and Mr. Gonsior’s annual base salary is $200,000. The potential annual bonus percentages for Mr. Dall and Mr. Gonsior are detailed more specifically in the Incentive Bonus Plan attached hereto as Exhibit 10.1. If the Company does not meet the 90% minimum performance targets in fiscal year 2014, Mr. Dall and Mr. Gonsior each may receive a discretionary bonus of up to 8% and up to 5%, respectively, for their individual performance to their individual goals. Fifty percent (50%) of Mr. Dall’s bonus, if any is earned, will be paid in available Company stock pursuant to the terms of the Insignia Systems, Inc. 2013 Omnibus Stock and Incentive Plan.

All bonus calculations are subject to review and approval by the Compensation Committee prior to payment. In the event of a change in control and subsequent triggering termination of employment, as defined in Mr. Dall’s and Mr. Gonsior’s change in control agreements, Mr. Dall and Mr. Gonsior would be eligible to a pro-rated lump sum distribution of incentive compensation, if applicable.

The foregoing description of the Incentive Bonus Plan is intended to be a summary only and is qualified in its entirety by reference to the Incentive Bonus Plan, which is attached to this Current Report as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	2014 Executive Officer Incentive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: January 7, 2014	By	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and CFO

EXHIBIT INDEX

Exhibit Number	Description

10.1	2014 Executive Officer Incentive Bonus Plan